Exhibit 10.1

Supplemental Agreement No. 41

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft

     THIS SUPPLEMENTAL AGREEMENT, entered into as of November 17, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

     WHEREAS, Buyer has agreed to exercise three (3) March 2006 Block U Option Aircraft (as Block T-W Aircraft) and;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810 K/SWA	SA-41-1

Exhibit 10.1

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

NOTE — Buyer now has forty-five (45) ‘banked’ Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40 and 41 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Attachment A to Letter Agreement No. 6-1162-JMG-669R2 is replaced by updated Attachment A attached hereto.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred eighty-one (281) Model 737-7H4 Aircraft, Forty-two (42) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

8. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before November 30, 2004 are:

     *** for three (3) March 2006 aircraft

Buyer will pay the *** directly to Boeing on or before Tuesday, November 30, 2004.

P.A. No. 1810 K/SWA	SA-41-2

Exhibit 10.1

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		SOUTHWEST AIRLINES CO.

By:	/s/ Nobuko Wiles	By:	/s/ Laura Wright

Its:	Attorney-In-Fact	Its:	SVP Finance & CFO

P.A. No. 1810 K/SWA	SA-41-3

TABLE OF CONTENTS

		Page	SA
		Number	Number
ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-28

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810 K/SWA	i	SA-41

TABLE OF CONTENTS CON’T

SA
Number

TABLE

1.	Aircraft Information Table	SA-41

2.	Option Aircraft Information Table	SA-41

EXHIBITS

A	Aircraft Configuration	SA-36

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations — Aircraft	SA-13

E	Buyer Furnished Equipment Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810 K/SWA	ii	SA-41

TABLE OF CONTENTS CON’T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R19	Option Aircraft	SA-28

6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	Airframe Maintenance Material Cost Protection Program

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810 K/SWA	iii	SA-41

TABLE OF CONTENTS CON’T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054	Business Matters	SA-13

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R2	Special Matters	SA-36

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	***	SA-35

6-1162-NIW-889	Warranty — Exterior Color Schemes and Markings for YA143 and on	SA-39

P.A. No. 1810 K/SWA	iv	SA-41

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft	Special	Aircraft Basic	Base Year
	Price	Features	Price	Dollars
Block A, B, C, D & E Aircraft	***	***	***	July 1992
Block F & G Aircraft	***	***	***	July 1992
Block H Aircraft	***	***	***	July 1992
Block I Aircraft	***	***	***	July 1992
Block J Aircraft	***	***	***	July 1992
Block K Aircraft	***	***	***	July 1992
Block K-W Aircraft	***	***	***	July 1992
Block L Aircraft	***	***	***	July 1992
Block T Aircraft	***	***	***	July 1999
Block T-W Aircraft	***	***	***	July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation

Block T-W Aircraft: Block T airplanes with production winglets installation

			Escalation Estimate
			Adv Payment
Delivery	Number of	Aircraft	Base
Date	Aircraft	Block	Price Per A/P

Dec-2000	2	E	***

Jan-2001	1	E	***

Feb-2001	1	E	***

Mar-2001	2	E	***

Jun-2001	3	E	***

Sep-2001	3	E	***

Oct-1998	1	F	***

Nov-1998	2	F	***

Dec-1998	2	F	***

Mar-1999	2	G	***

Jun-1999	2	H	***

Jul-1999	1	H	***

Aug-1999	1	H	***

Sep-1999	2	H	***

Oct-1999	1	H	***

Mar-2000	1	H	***

Apr-2000	2	H	***

Sep-2000	1	H	***

Oct-2000	2	H	***

Mar-2001	2	H	***

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
			Adv Payment
Delivery	Number of	Aircraft	Base
Date	Aircraft	Block	Price Per A/P

Apr-2001	1	H	***

Oct-2001	3	H	***

Nov-2001	2	I	***

Dec-2001	1	I	***

Jan-2002	1	I	***

Mar-2002	4	I	***

Apr-2002	2	I	***

Dec-2002	2	I	***

May-2003	1	I	***

Jun-2003	2	I	***

Jul-2003	1	I	***

Aug-2003	1	I	***

Sep-2003	3	I	***

Nov-2002	1	J	***

Dec-2002	1	J	***

Nov-2003	2	J	***

Dec-2003	2	J	***

Mar-2004	1	J	***

Mar-2004	1	K	***

Apr-2004	3	K	***

May-2004	1	K	***

Jun-2004	2	K	***

Jul-2004	2	K	***

Sep-2004	1	K-W	***

Oct-2004	4	K-W	***

Oct-1999	1	L	***

Nov-1999	2	L	***

Dec-1999	1	L	***

Jun-2000	3	L	***

Jul-2000	3	L	***

Sep-2000	1	L	***

Oct-2000	1	L	***

Nov-2000	4	L	***

Dec-2000	1	L	***

Jan-2001	1	L	***

Feb-2001	1	L	***

Jul-2001	1	L	***

Sep-2001	1	L	***

Oct-2001	1	L	***

Mar-2003	2	L	***

Jul-2003	1	L	***

Aug-2003	2	L	***

Nov-2001	1	T	***

Feb-2002	1	T	***

Jan-2004	2	T	***

Feb-2004	1	T	***

Apr-2004	3	T	***

May-2004	1	T	***

Jun-2004	6	T	***

Jul-2004	2	T	***

Aug-2004	6	T-W	***

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
			Adv Payment
Delivery	Number of	Aircraft	Base
Date	Aircraft	Block	Price Per A/P

Sep-2004	4	T-W	***

Oct-2004	0	T-W	***

Nov-2004	3	T-W	***

Dec-2004	3	T-W	***

Jan-2005	5	T-W	***

Feb-2005	3	T-W	***

Mar-2005	4	T-W	***

Apr-2005	4	T-W	***

May-2005	2	T-W	***

Jun-2005	4	T-W	***

Jul-2005	2	T-W	***

Aug-2005	2	T-W	***

Sep-2005	3	T-W	***

Oct-2005	2	T-W	***

Nov-2005	2	T-W	***

Dec-2005	1	T-W	***

Jan-2006	1	T-W	***

Feb-2006	4	T-W	***

Mar-2006	3	T-W	***

May-2006	3	T-W	***

Jun-2006	4	T-W	***

Jul-2006	1	T-W	***

Aug-2006	3	T-W	***

Sep-2006	3	T-W	***

Nov-2006	2	T-W	***

Dec-2006	2	T-W	***

Jan-2007	2	T-W	***

Feb-2007	3	T-W	***

Mar-2007	2	T-W	***

Apr-2007	2	T-W	***

May-2007	2	T-W	***

Jun-2007	2	T-W	***

Jul-2007	2	T-W	***

Aug-2007	2	T-W	***

Sep-2007	2	T-W	***

Oct-2007	2	T-W	***

Nov-2007	2	T-W	***

Dec-2007	2	T-W	***

Jan-2008	1	T-W	***

Feb-2008	1	T-W	***

Mar-2008	1	T-W	***

Apr-2008	1	T-W	***

May-2008	1	T-W	***

Jun-2008	1	T-W	***

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R19)
Option Aircraft Information Table

Base Aircraft	Special	Aircraft
Price	Features	Basic Price	Base Year Dollars
***	***	***	July 1999
***	***	***	July 1999

Option Aircraft Block
Q
R
S
V

42

Adv Payment
Option	Base
Aircraft	Price Per
Block	Option Aircraft	Option Exercise
U-W	***	December 1, 2004
U-W	***	January 1, 2005
U-W	***	February 1, 2005
U-W	***	March 1, 2005
U-W	***	June 1, 2005
U-W	***	December 1, 2005
U-W	***	January 1, 2006
U-W	***	February 1, 2006
U-W	***	March 1, 2006
U-W	***	April 1, 2006
U-W	***	May 1, 2006
U-W	***	June 1, 2006
U-W	***	July 1, 2006
U-W	***	August 1, 2006
U-W	***	September 1, 2006
U-W	***	October 1, 2006
U-W	***	November 1, 2006
U-W	***	December 1, 2006
U-W	***	January 1, 2007
U-W	***	February 1, 2007
U-W	***	March 1, 2007
U-W	***	April 1, 2007
U-W	***	May 1, 2007
U-W	***	June 1, 2007
U-W	***	July 1, 2007
U-W	***	August 1, 2007

Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R2

***

SA-41